SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  March 28, 1996

                           H. F. Ahmanson & Company
                        ------------------------------
            (Exact name of registrant as specified in charter)

             Delaware                  1-8930              95-0479700
          --------------            ------------        ----------------
(State or other jurisdiction of  (Commission File       (IRS Employer
        incorporation)               Number)         Identification No.)

    4900 Rivergrade Road, Irwindale, California             91706
 -------------------------------------------------       -----------
    (Address of principal executive offices)             (Zip code)

   Registrant's telephone number, including area code    (818) 960-6311

                              Not applicable
       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On March 28, 1996, Home Savings of America, FSB, ("Home Savings"), a wholly-owned subsidiary of H. F. Ahmanson & Company, announced that it had signed a definitive agreement to purchase the 61 divested branches of First Interstate Bancorp from Wells Fargo & Company. As part of this transaction, Home Savings will acquire $2.5 billion of deposits and $1.3 billion in loans.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits.

     99.1  Press release dated March 28, 1996.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 1996

                                       H. F. AHMANSON & COMPANY

                                         /s/ Tim S. Glassett
                                       ------------------------------
                                       By:  Tim S. Glassett
                                            First Vice President and
                                              Assistant General Counsel

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                               EXHIBIT INDEX

                                                           SEQUENTIALLY
EXHIBIT NO.        DESCRIPTION                             NUMBERED PAGE

  99.1             Press release dated March 28, 1996.